                                  SCHEDULE 14A
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
               SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. __)

Filed by the registrant [X]
Filed by a party other than the registrant [ ]
Check the appropriate box:

     [ ]  Preliminary proxy statement
     [X]  Definitive proxy statement
     [ ]  Definitive additional materials
     [ ]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12


                            MOBINETIX SYSTEMS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                            MOBINETIX SYSTEMS, INC.
--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

     [X]  No fee required.
     [ ]  $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or
          14a-6(j)(2).
     [ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

          (1)  Title of each class of securities to which transaction applies:

               ----------------------------------------------------------------

          (2)  Aggregate number of securities to which transaction applies:

               ----------------------------------------------------------------

          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:1
                                                   -----------------------------

          (4)  Proposed maximum aggregate value of transaction:
                                                               -----------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

          (1)  Amount previously paid:
                                      ------------------------------------------

          (2)  Form, schedule or registration statement no.:
                                                            --------------------

          (3)  Filing party:
                            ----------------------------------------------------

          (4)  Date filed:
                          ------------------------------------------------------

1 Set forth the amount on which the filing fee is calculated and state how it was determined.

                             MOBINETIX SYSTEMS, INC.
                              ---------------------

                    Notice of Annual Meeting of Stockholders
                         To Be Held on December 4, 1997


TO THE STOCKHOLDERS;

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of MobiNetix Systems, Inc., a Delaware corporation (the "Company"), will be held on December 4, 1997 at 9:00 a.m., local time, at the Sunnyvale Hilton Hotel, located at 1250 Lakeside Drive, Sunnyvale California 94086 for the following purposes:

         1. To elect five directors to serve until the next Annual Meeting of Stockholders and until their successors are elected.

         2. To ratify the appointment of Arthur Andersen LLP as independent accountants of the Company for the fiscal year ending June 30, 1998.

         The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

         Only stockholders of record at the close of business on October 20, 1997 are entitled to notice of and to vote at the Annual Meeting and any adjournment thereof.

         All stockholders are cordially invited to attend the Annual Meeting in person. However, to ensure your representation at the meeting, you are urged to mark, sign, date and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the Annual Meeting may vote in person even if such stockholder has returned a proxy.

                                     FOR THE BOARD OF DIRECTORS


                                     Aziz Valliani
                                     President and Chief Executive Officer

Sunnyvale, California
October 27, 1997


WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED ENVELOPE

                             MOBINETIX SYSTEMS, INC.
                                   ----------

                                 PROXY STATEMENT

                 INFORMATION CONCERNING SOLICITATION AND VOTING


GENERAL

         The enclosed Proxy is solicited on behalf of the Board of Directors of MobiNetix Systems, Inc., a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held December 4, 1997 at 9:00 a.m., local time, or at any adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at the Sunnyvale Hilton Hotel, located at 1250 Lakeside Drive, Sunnyvale, California 94806.

         The principal executive offices of the Company are located at 500 Oakmead Parkway, Sunnyvale, California 94806.

         These proxy solicitation materials and the Company's Annual Report to Stockholders for the year ended June 30, 1997, including financial statements, were mailed on or about October 27, 1997 to all stockholders entitled to vote at the meeting.

REVOCABILITY OF PROXIES

         Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company (Attention: David M. Licurse, Sr., Chief Financial Officer and Vice President of Operations) a written notice of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person.

VOTING AND SOLICITATION

         Each stockholder voting for the election of directors may cumulate such stockholder's votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of shares held by such stockholder, or may distribute such stockholder's votes on the same principle among as many candidates as the stockholder may select, provided that votes cannot be cast for more than five directors. However, no stockholder will be entitled to cumulate votes unless the candidate's name has been placed in nomination prior to the voting, and the stockholder, or any other stockholder, has given notice at the meeting prior to the voting of the intention to cumulate votes. If any stockholder gives such notice, all stockholders may cumulate their votes for the candidates in nomination. In the event that cumulative voting is invoked, the proxy holders will have the discretionary authority to vote all proxies received by them in such a manner as to ensure the election of as many of the Board of Directors' nominees as possible. See "Proposal 1--Election of Directors." On all other matters, each share has one vote.

         The Company will bear the cost of soliciting proxies. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Solicitation of proxies by mail may be supplemented by one or more of telephone, telegram, facsimile or personal solicitation by directors, officers or regular employees of the Company. No additional compensation will be paid to such persons for such services.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

         Proposals of stockholders of the Company which are intended to be presented by such stockholders at the Company's 1998 Annual Meeting must be received by the Company no later than June 15, 1998 in order that they may be included in the proxy statement and form of proxy relating to that meeting.

RECORD DATE AND VOTING SECURITIES

         Stockholders of record at the close of business on October 20, 1997 are entitled to notice of and to vote at the meeting. At the record date, 1,358,457 shares of the Company's Common Stock, par value $0.001, were issued and outstanding, no shares of the Company's Series A Preferred Stock were outstanding, 883,453 shares of the Company's Series B Preferred Stock were issued and outstanding and 28,125 shares of the Company's Series C Preferred Stock were issued and outstanding. Based on the average of the bid and ask price on the OTC Bulletin Board on October 20, 1997, the market value of one share of the Company's Common Stock was $3.03. Each share of Common Stock is entitled to one vote, each share of Series B Preferred Stock is entitled to two votes, and each share of Series C Preferred Stock is entitled to forty votes.


PROPOSAL 1 -- ELECTION OF DIRECTORS

NOMINEES

         The Company's Bylaws currently provide for a board of five directors. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company's five nominees named below, all of whom are currently directors of the Company. In the event that any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any substitute nominee who shall be designated by the current Board of Directors to fill the vacancy. It is not expected that any nominee listed below will be unable or will decline to serve as a director. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner in accordance with cumulative voting as will ensure the election of as many of the nominees listed below as possible, and, in such event, the specific nominees to be voted for will be determined by proxy holders. In any event, the proxy holders cannot vote for more than five persons. The term of office of each person elected as a director will continue until the next Annual Meeting of Stockholders or until his successor has been elected and qualified.

         The names of the nominees, and certain information about them, are set forth below.



    NAME OF NOMINEE          AGE           PRINCIPAL OCCUPATION            DIRECTOR SINCE
    ---------------          ---           --------------------            --------------
Paul C. Dali                  54       Chairman of the Board of the            1992
                                       Company; Managing Partner of
                                       Convergence Partners
Aziz Valliani                 43       President and CEO of the                1996
                                       Company
Nazim Kareemi                 49       Executive Vice President of the         1992
                                       Company

William L. Powar              51       Management Consultant                   1997

Vivian M. Stephenson          60       Senior Vice President and CIO           1997
                                       of Dayton Hudson Corporation

         There are no family relationships among the Company's directors and executive officers.

         BUSINESS EXPERIENCE OF THE NOMINEES

         PAUL DALI is the Chairman of the Company's Board. Paul is the Managing Partner of Convergence Partners, a venture capital firm. Before joining Convergence Partners in 1997, he was a General Partner of Nazem & Company, responsible for managing the firm's California office. Prior to joining Nazem and Company in 1991, he was a General Partner with the venture capital firm of 3i Ventures from 1988 until 1991. Before joining 3i, Mr. Dali served as President and CEO of Regis McKenna Inc. from 1983 until 1988, one of the largest and most well-known electronics industry marketing and communications firms in the U.S. Prior to joining Regis McKenna, Mr. Dali was the General Manager of the Personal Computer Systems Division at Apple where he was responsible for all phases of the Apple II and Apple III product lines. Mr. Dali received a B.S. degree from the University of California at Northridge. Mr. Dali has been a director of the Company since May 1992.
Mr. Dali is also a director of Graphixzone, Inc.

         AZIZ VALLIANI is the President and CEO of the Company and one of its directors. Mr. Valliani, a 19 year veteran in the industry, served as President and CEO of Inforite Corporation, before joining the Company in January 1996. Prior to Inforite, Mr. Valliani was COO and executive vice president at Wyse Technology. Before Wyse, Mr. Valliani served as Vice President and General Manager for the Altos business unit of Acer America Corporation. Mr. Valliani was with Intel before joining Altos Computer Systems and earned his BSEE from Pratt Institute, Brooklyn, NY. Mr. Valliani has been a director of the Company since January 1996.

         NAZIM KAREEMI is the Executive Vice President of the Company, and previously served as President of the Company. Mr. Kareemi also founded PenWare, the predecessor of the Company. Mr. Kareemi has more than twenty years of experience in the computer industry. Mr. Kareemi worked with or consulted for leading technology and computer companies including Intel, Zilog and Xerox. He has a B.S. from MIT and M.S. and Engineer's degrees from Stanford University. Mr. Kareemi has been a director of the Company since May 1992.

         WILLIAM POWAR is Principal and Founder of Venture Architects, a management consulting firm specializing in electronic commerce, transaction processing and retail banking. Mr. Powar has more than twenty years of experience in the electronic payment systems industry. Prior to starting his consultant practice in January 1997, Mr. Powar was a senior executive for 22 years at Visa USA and Visa International, where he played key roles in marketing and technology development, most recently as Senior Vice President for emerging markets and technology. He has a B.A. in Economics from Amherst College and an M.A. and ABD in Economics from Stanford University. Mr. Powar has been a director of the Company since January 1997.

         VIVIAN STEPHENSON has served as Senior Vice President and Chief Information Officer at the Dayton Hudson Corporation since 1995. Dayton Hudson is one of the largest general merchandise retailers in the U.S., operating over 1,000 discount stores and department stores, including the Target and Mervyn's chains. Previously, Ms. Stephenson held the positions of Vice President and Senior Vice President of Information Services for Mervyn's. Prior to joining Mervyn's in 1989, she was Director of Systems Development and Maintenance for Tenneco Gas. Ms. Stephenson currently serves on the Board of Directors for the National Retail Federation Information Systems and the California Chamber of Commerce. She has a B.S. in Mathematics from New York University and an MBA from the University of Havana. Ms. Stephenson has been a director of the Company since January 1997.


VOTE REQUIRED AND RECOMMENDATION OF BOARD OF DIRECTORS

         The nominees receiving the highest number of affirmative votes of the shares entitled to be voted, up to the number of directors to be elected, shall be elected as directors. Votes withheld will be counted for purposes of determining the presence or absence of a quorum for the transaction of business at the meeting, but have no other legal effect upon election of directors under California law.

         THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING "FOR" THE NOMINEES SET FORTH HEREIN.

PROPOSAL TWO -- RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

         The Board of Directors has selected Arthur Andersen LLP, independent accountants, to audit the financial statements of the Company for the year ending June 30, 1998, and recommends that the stockholders vote for ratification of such appointment. In the event of a negative vote on such ratification, the Board of Directors will reconsider its selection. Arthur Andersen LLP has audited the Company's financial statements since the fiscal year ended June 30, 1994. Representatives of Arthur Andersen LLP are expected to be present at the Annual Meeting of Stockholders and will have the opportunity to make a statement if they so desire. The representatives also are expected to be available to respond to appropriate questions from stockholders.

         THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING "FOR" THE RATIFICATION OF THE APPOINTMENT OF ARTHUR ANDERSEN LLP AS THE COMPANY'S INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING JUNE 30, 1998.

                                OTHER INFORMATION
                          REGARDING SECURITY OWNERSHIP,
                             DIRECTORS AND OFFICERS

EXECUTIVE OFFICERS

The following table lists the Company's executive officers as of the date of this Proxy Statement and certain information concerning them.


                  NAME                      AGE                       POSITION
                  ----                      ---                       --------
Aziz Valliani............................    43   President, Chief Executive Officer and Director
Nazim Kareemi............................    49   Executive Vice President and Director
David M. Licurse, Sr. ...................    59   Chief Financial Officer and Vice President of Operations
Llavanya Fernando........................    45   Vice President, Hardware Development
Thomas A. Dorosewicz.....................    42   Vice President, Sales and Marketing
Abbas Rafii..............................    50   Vice President, Software Development

---------------------------

EXECUTIVE PROFILES

         AZIZ VALLIANI is the President and CEO of the Company and one of its directors. Mr. Valliani, a 19 year veteran in the industry, served as President and CEO of Inforite Corporation, before joining the Company in January 1996. Prior to Inforite, Mr. Valliani was COO and executive vice president at Wyse Technology. Before Wyse, Mr. Valliani served as Vice President and General Manager for the Altos business unit of Acer America Corporation. Mr. Valliani was with Intel before joining Altos and earned his BSEE from Pratt Institute, Brooklyn, NY. Mr. Valliani has been a director of the Company since January 1996

         NAZIM KAREEMI is the Executive Vice President of the Company, and previously served as President of the Company. Mr. Kareemi also founded PenWare, the predecessor of the Company. Mr. Kareemi has more than twenty years of experience in the computer industry. Mr. Kareemi worked with or consulted for leading technology and computer companies including Intel, Zilog and Xerox. He has a B.S. from MIT and M.S. and Engineer's degrees from Stanford University. Mr. Kareemi has been a director of the Company since May 1992.

         DAVID M. LICURSE, SR. is the CFO and Vice President of Operations. Before joining the Company, he served as CFO and Vice President of Operations at Inforite Corporation. Mr. Licurse held various senior level managerial positions with Xerox Corporation. These positions ranged from Financial Planning and Analysis Manager for Xerox's manufacturing division and Controller for its computer business unit, to Manager of Finance and Operations for a high technology software division in Palo Alto. Mr. Licurse earned an MBA from the University of Rochester.

         LLAVANYA FERNANDO is the Vice President of Hardware Development. Mr. Fernando served as vice president of R & D at Inforite Corporation. Mr. Fernando has over 21 years of direct R&D, mobile computing and management experience. From 1993 until 1995, he held a senior management position at Wyse. From 1982 until 1993, Mr. Fernando was the General Manager at a business unit of TeleSensory Systems, Inc. in Mountain View, California. He has also worked at Data Products, Graviner Ltd. and H. Tinsley & Co. Qualified in England, he obtained M.S. and B.S. degrees in the field of electronics and systems engineering.

         ABBAS RAFII is the Vice President of Software Development. At PenWare he managed the development and release of five commercial software products. Before joining the Company, he was project lead and a senior software engineer at Hewlett-Packard Laboratories from 1979 until 1992. He has more than fifteen years of experience in design and development of applications, operating systems components, and object oriented database systems. His credentials include an M.S. and a Ph.D. degree from Stanford University.

         THOMAS A. DOROSEWICZ is the Vice President of Sales and Marketing. Mr. Dorosewicz, who joined the Company in August 1996, has spent the last 15 years in sales and marketing positions within the data capture field. Prior to joining the Company, Mr. Dorosewicz ran the New England Division of Symbol Technologies from 1990 until 1996. Mr. Dorosewicz's earlier positions included head of the Business Development activities at Symbol from 1990 until 1994 and Business Unit Director for Scanning at Fujitsu Systems of America from 1987 until 1990. He obtained an economics degree from the University of Maryland.

                  None of the directors or officers of the Company have been involved in any proceedings described in Item 401(d) of Regulation S-B promulgated under the Exchange Act of 1934, as amended.

SECURITY OWNERSHIP

         The following table sets forth certain information known to the Company regarding the beneficial ownership of each class of the Company's voting securities as of October 20, 1997, by (a) each beneficial owner of more than 5% of the Company's Common Stock, (b) the Named Officers, (c) each director of the Company and (d) all directors and executive officers of the Company as a group. Except as otherwise indicated, each person has sole voting and investment power with respect to all shares shown as beneficially owned, subject to community property laws where applicable.

                                Name and Address of              Amount and Nature of
    Title of Class                Beneficial Owner               Beneficial Ownership           Percent of Class
    --------------                ----------------               --------------------           ----------------
Series B Preferred           Life Investors Insurance           352,941 shares                  40.0%
Stock*                       Company of America                 directly owned
                             4333 Edgewood Rd NE
                             Cedar Rapids, IA  52499

Series B Preferred           SF Sentry Investment               92,372                          10.5%
Stock*                       Group
                             1 Bush St., Suite 1350
                             San Francisco, CA
                             94104

Series B Preferred           Rainbow Technologies,              90,993                          10.3%
Stock*                       Inc.
                             50 Technology Drive
                             Irvine, CA  92618

Series B Preferred           Associated Capital, L.P.           88,235                          10.0%
Stock*                       477 Madison Ave.
                             14th Floor
                             New York, NY  10022

Series B Preferred           Cruttenden Roth                    60,000                          6.8%
Stock*                       18301 Von Karman Ave.
                             Suite 100
                             Irvine, CA  92612

Series B Preferred           JDN Capital                        58,823                          6.7%
Stock*                       Management, L.P.
                             2682 Bishop Drive
                             Suite 112
                             San Ramon, CA 94583

Common Stock                 Aziz Valliani                      253,933                         18.7%
                             MobiNetix Systems, Inc.
                             500 Oakmead Parkway
                             Sunnyvale, CA 94086

Common Stock                 Nazim Kareemi                      253,933                         18.7%
                             MobiNetix Systems, Inc.
                             500 Oakmead Parkway
                             Sunnyvale, CA 94086

Common Stock                 Abbas Rafii                        167,938                         12.4%
                             MobiNetix Systems, Inc.
                             500 Oakmead Parkway
                             Sunnyvale, CA  94086

Common Stock                 Llavan Fernando                    167,938                         12.4%
                             MobiNetix Systems, Inc.
                             500 Oakmead Parkway
                             Sunnyvale, CA  94806

Common Stock                 David M. Licurse, Sr.              162,428                         12.0%
                             MobiNetix Systems, Inc.
                             500 Oakmead Parkway
                             Sunnyvale, CA  94806

Series C Preferred           Paul C. Dali                       28,125**                        100%
 Stock*                      Nazem & Company
                             3000 Sand Hill Road
                             Building 2, Suite 205
                             Menlo Park, CA  94025

Common Stock and             All Directors and Officers         1,034,295                       74.6% of the
Series C Preferred           as a group                                                         aggregate of the
Stock                                                                                           Common Stock and
                                                                                                the Series C
                                                                                                Preferred

---------------------------

* The Company effected a reverse stock split in October 1996, converting each share of Series B Preferred into one-half share and increasing the conversion ratio of Series B Preferred into Common Stock from 1:1 to 1:2 and converting each share of Series C Preferred into one-fourth share and increasing the conversion ratio of Series C Preferred into Common Stock from 1:10 to 1:40.

** Mr. Dali is a general partner of Nazem & Associates IV, L.P., the General Partner of Nazem & Company IV, L.P., which is the owner of record of the Series C Preferred. Mr. Dali disclaims beneficial ownership of such Series C Preferred, except to the extent of his proportional interest therein.

BOARD MEETINGS AND COMMITTEES

         The Board of Directors of the Company held a total of ten meetings during the fiscal year ended June 30, 1997. No director attended fewer than 75% of the meetings of the Board of Directors and its committees upon which such director served.

         The Board of Directors of the Company has a Compensation Committee, the membership of which is formed by Paul Dali, Vivian Stephenson and William Powar. The Compensation Committee determines annual cash compensation of officers, and deals with issues relating to stock options and other incentive compensation. The Compensation Committee held two meetings during the last fiscal year.

         The Board of Directors of the Company also has an Audit Committee, the membership of which is formed by Paul Dali, Vivian Stephenson and William Powar. The Audit Committee reviews and monitors the corporate financial reporting and the internal and external audits of the Company. The Audit Committee held one meeting during the last fiscal year.

DIRECTOR COMPENSATION

         On December 2, 1996 the Company granted a nonstatutory stock option to purchase 25,000 shares of the Company's common stock to Paul Dali, as compensation for his services as Chairman of the Board of Directors in the upcoming year. The option vests over four years and has an exercise price of $1.3750.

         On January 6, 1997 the Company granted a nonstatutory stock option to purchase 10,000 shares of the Company's common stock to William Powar, as compensation for his services as Director in the upcoming year. The option vests over one year and has an exercise price of $2.8750.

         On January 6, 1997 the Company granted a nonstatutory stock option to purchase 10,000 shares of the Company's common stock to Vivian Stephenson, as compensation for her services as Director in the upcoming year. The option vests over one year and has an exercise price of $2.8750.

         Other then the above-mentioned option grants, the Company has not paid any annual retainer, per-meeting fee, or any other compensation to any director.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's executive officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership on Form 3 and changes in ownership on Forms 4 or 5 with the Securities and Exchange Commission. Such executive officers, directors and 10% stockholders are also required by the Securities and Exchange Commission rules to furnish the Company with copies of all Section 16(a) forms they file.

         Based solely upon its review of copies of such forms received by it, or written representations from certain reporting persons that no filings were required for such persons, the Company believes that during the year ended June 30, 1997, Aziz Valliani, Nazim Kareemi, Llavanya Fernando, David Licurse, Sr. and Abbas Rafii, did not report statements of changes in beneficial ownership on Form 4 in a timely manner.



EXECUTIVE COMPENSATION

         The following table sets forth all compensation received for services rendered to the Company in all capacities, for the last three fiscal years ended June 30, 1997, by the Named Officers, as named below:

                           SUMMARY COMPENSATION TABLE



                                                                          UNDERLYING      ALL OTHER
    NAME AND PRINCIPAL POSITION       YEAR       SALARY          BONUS      OPTIONS      COMPENSATION
    ---------------------------       ----       ------          -----      -------      ------------
Aziz Valliani                         1997     $  250,000         ---            ---          ---
  President and Chief                 1996        124,042         ---            ---          ---
  Executive Officer                   1995            ---         ---            ---          ---

Nazim Kareemi                         1997        168,000         ---            ---          ---
  Executive Vice President            1996        136,101         ---            ---          ---
                                      1995        107,756         ---            ---          ---

David M. Licurse, Sr.                 1997        135,000         ---            ---          ---
  Chief Financial Officer             1996         58,037         ---            ---          ---
  and Vice President of               1995            ---         ---            ---          ---
  Operations

Llavanya Fernando                     1997        144,000         ---            ---          ---
  Vice President,                     1996         68,440         ---            ---          ---
  Hardware Development                1995            ---         ---            ---          ---

Abbas Rafii                           1997        144,000         ---            ---          ---
  Vice President,                     1996        106,352         ---            ---          ---
  Software Development                1995         94,156         ---            ---          ---


---------------------------

The Company has not entered into any employment contracts with any Named
Officer.


OPTION GRANTS IN LAST FISCAL YEAR

         The Option/SAR Grant Table sets forth hypothetical gains or "option spreads" for the options at the end of their respective four-year terms, as calculated in accordance with the rules of the Securities and Exchange Commission. Each gain is based on an arbitrarily assumed annualized rate of compound appreciation of the market price at the date of grant of five percent (5%) and ten percent (10%) from the date the option was granted to the end of the option term. Actual gains, if any, on option exercises are dependent on the future performance of the Company's Common Stock and overall market conditions.





                                              INDIVIDUAL GRANTS                           POTENTIAL REALIZABLE
                         ---------------------------------------------------------           VALUE AT ASSUMED
                                           PERCENT OF                                      ANNUAL RATES OF STOCK
                                          TOTAL OPTIONS                                   PRICE APPRECIATION FOR
                                           GRANTED TO     EXERCISE OR                           OPTION TERM
                         OPTIONS/SARS     EMPLOYEES IN    BASE PRICE   EXPIRATION       ---------------------------
                           GRANTED(1)      FISCAL YEAR    ($/SHARE)       DATE              5%             10%
                         ------------     --------------  ------------ ----------       -----------    ------------
Aziz Valliani                175,000         20.63%            $1.3750   12/02/06       $151,327.77    $383,494.28

Nazim Kareemi                 45,000          5.30%            $1.3750   12/02/06        $38,912.86     $98,612.81

David M. Licurse, Sr.         37,500          4.42%            $1.3750   12/02/06        $32,427.38     $82,177.35
                              14,000          1.65%            $5.7500   3/18/07         $50,626.02    $128,296.27

Llavanya Fernando             50,000          5.89%            $1.3750   12/02/06        $43,236.51    $109,569.79

Abbas Rafii                   37,500          4.42%            $1.3750   12/02/06        $32,427.38     $82,177.35


---------------------------

(1) Represents number of shares granted under stock options. The Company did not grant stock appreciation rights or restricted stock awards in fiscal 1997.



OPTION EXERCISES AND HOLDINGS

      The following table sets forth for each of the Named Officers certain information concerning the number of shares subject to both exercisable and unexercisable stock options at June 30,1997. Also reported are values for "in-the-money" options that represent the positive spread between the respective exercise prices of outstanding stock options and the fair market value of the Company's Common Stock as of June 30, 1997, as determined by the Company Board of Directors. There were no option exercises by the Named Officers during fiscal 1997.




   AGGREGATED OPTION EXERCISES IN FISCAL 1997 AND FISCAL 1997 YEAR-END VALUES

                                                                     VALUE OF UNEXERCISED
                                    NUMBER OF UNEXERCISED             IN-THE-MONEY OPTIONS
                                     OPTIONS AT 6/30/97                    AT-6/30/97(1)
                                -----------------------------    ------------------------------
    NAME                        EXERCISABLE     UNEXERCISABLE     EXERCISABLE     UNEXERCISABLE
    ----                        -----------     -------------     -----------     -------------
Aziz Valliani                    61,979          113,021         $162,694.87      $296,680.12
Nazim Kareemi                    17,812           27,188          $46,756.50       $71,368.50
David M. Licurse, Sr.            19,921           31,579          $52,292.62       $46,144.87
Llavanya Fernando                17,968           32,032          $47,166.00       $84,084.00
Abbas Rafii                      14,843           22,657          $38,962.87       $59,474.62


---------------------------

(1) Calculated by determining the difference between the fair market value of the securities underlying the option at 6/30/97 ($4.0000 per share as determined by the Board of Directors on 6/30/97) and the exercise price of the options.



                                  OTHER MATTERS

         The Company knows of no other matters to be submitted to the meeting. If any other matters properly come before the meeting or any adjournment or postponement thereof, it is the intention of the persons named in the enclosed form of Proxy to vote the shares they represent as the Board of Directors may recommend.

                                    FORM 10-K

                  STOCKHOLDERS ENTITLED TO VOTE AT THE ANNUAL MEETING MAY OBTAIN, WITHOUT CHARGE, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED JUNE 30, 1997 UPON WRITTEN REQUEST TO DAVID M. LICURSE, SR., CHIEF FINANCIAL OFFICER AND VICE PRESIDENT OF OPERATIONS, MOBINETIX SYSTEMS, INC., 500 OAKMEAD PARKWAY, SUNNYVALE, CALIFORNIA 94086.


                       BY ORDER OF THE BOARD OF DIRECTORS


Dated: October 27, 1997

          This Proxy is Solicited on Behalf of the Board of Directors
                            MOBINETIX SYSTEMS, INC.
                         Annual Meeting of Stockholders


     The undersigned stockholder of MobiNetix Systems, Inc., a Delaware corporation (the "Company"), hereby appoints Aziz Valliani and David M. Licurse, Sr., and each of them, with full power of substitution to represent the undersigned and to vote all the shares of the Company which the undersigned is entitled to vote, at the Annual Meeting of Stockholders of the Company to be held on December 4, 1997, at 9:00 a.m., local time, at the Sunnyvale Hilton Hotel, located at 1250 Lakeside Drive, Sunnyvale, California 94086, or any adjournment thereof (1) as hereinafter specified upon the proposals listed on the reverse side and as more particularly described in Company's Proxy Statement, receipt of which is hereby acknowledged, and (2) in their discretion upon such other matters as may properly come before the meeting.

                                (Continued, and to be signed, on reverse side).

(Continued from other side)


1.   ELECTION OF DIRECTORS:

     NOMINEES:  Paul C. Dali, Aziz Valliani, Nazim Kareemi,
                William L. Powar and Vivian M. Stephenson

                  [ ]  FOR            [ ]  WITHHELD

                  [ ]
                      -------------------------------------------
                      For all nominees except as noted above


2. Proposal to confirm the appointment of Arthur Andersen, LLP as the Company's independent accountants for the 1998 fiscal year.

          [ ]  FOR          [ ] AGAINST          [ ] ABSTAIN


3. In their discretion, upon such other business as may properly come before the meeting or any adjournment thereof.

     This Proxy will be voted as directed or, if no contrary direction is indicated, will be voted FOR the election of the nominees indicated above, FOR ratification of the appointment of Arthur Andersen, LLP, and in the discretion of the proxyholders, on such other business as may properly come before the meeting or any adjournment thereof.

(This Proxy should be marked, dated and signed by the stockholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing as officers or in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.)

Signature                                           Date
          ----------------------------------------       ------------------

Signature                                           Date
          ----------------------------------------       ------------------


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